UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2011

SUFFOLK BANCORP

(Exact name of registrant as specified in its charter)

New York	000-13580	11-2708279
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4 West Second Street, Riverhead, New York 11901

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 208-2400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2. Results of Operations and Financial Condition.

See Item 7.01 below—“Regulation FD Disclosure”

Item 3. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 18, 2011, Suffolk Bancorp (the “Company”) filed a plan of compliance with NASDAQ and is currently awaiting NASDAQ’s review of that plan. The plan of compliance was filed in response to the letter the Company received from NASDAQ on May 18, 2011 indicating that the Company has failed to comply with NASDAQ Marketplace Rule 5250(c)(1) because the Company had not filed its Quarterly Report on Form 10-Q for the period ended March 31, 2011 (the “Form 10-Q”). In the plan of compliance, the Company indicated that it then expected that it would be able to file the Form 10-Q by August 1, 2011. On July 29, 2011, it filed an amendment to that plan of compliance indicating that it expected to be able to file the Form 10-Q by August 31, 2011, or earlier if possible.

Item 7. Regulation FD Disclosure.

On July 28, 2011 the Suffolk County National Bank filed its Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only—FFIEC 041, for the quarter ended June 30, 2011 (the “Call Report”) with the Federal Deposit Insurance Corporation (“FDIC”). The Call Report may be found on the FDIC’s website at http://cdr.ffiec.gov/Public/.

The information in Items 2.02 and 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

This filing includes statements which look to the future. These remarks are based on current plans and expectations. They are subject, however, to a variety of uncertainties that could cause future results to vary materially from the Company’s historical performance, or from current expectations. Factors that could affect Suffolk Bancorp include particularly, but are not limited to: the potential that the Form 10-Q could be filed later than August 31, 2011; results of regulatory examinations; any failure by the Company to comply with the written agreement with the OCC or the individual minimum capital ratios for the Bank established by the OCC; potential litigation or regulatory action relating to the matters resulting in the Company’s failure to file the Form 10-Q on time; any need to restate financial statements for prior periods and the consequences thereof or other action which could cause management not to be able to comply with NASDAQ rules; and the potential that net charge-offs are higher than expected or previously reported.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUFFOLK BANCORP
Dated August 1, 2011
	By:	/s/ Douglas Ian Shaw
Senior Vice President & Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Suffolk County National Bank’s Consolidated Reports of Condition and Income for A Bank With Domestic Office Only—FFIEC 041, for the quarter ended June 30, 2011.